Exhibit 21.1
LIST OF SUBSIDIARIES

Alex Energy, LLC
Alpha American Coal Company, LLC
Alpha American Coal Holding, LLC
Alpha Appalachia Holdings, LLC
Alpha Appalachia Services, LLC
Alpha Coal Resources Company, LLC
Alpha Coal Sales Co., LLC
Alpha Coal West, LLC
Alpha European Marketing, LLC
Alpha European Sales, LLC
Alpha India, LLC
Alpha Land and Reserves, LLC
Alpha Metallurgical Coal Sales, LLC
Alpha Metallurgical Resources, Inc.
Alpha Metallurgical Resources, LLC
Alpha Metallurgical Services, LLC
Alpha Metallurgical Terminal, LLC
Alpha Midwest Holding Company, LLC
Alpha Natural Resources Holdings, Inc.
Alpha Natural Resources International, LLC
Alpha Natural Resources Services, LLC
Alpha Natural Resources, LLC
Alpha PA Coal Terminal, LLC
Alpha Shipping and Chartering, LLC
Alpha Terminal Company, LLC
Alpha Wyoming Land Company, LLC
AMFIRE Holdings, LLC
AMFIRE Mining Company, LLC
AMFIRE, LLC
ANR Second Receivables Funding, LLC
ANR, Inc.
Appalachia Coal Sales Company, LLC
Appalachia Holding Company, LLC
Aracoma Coal Company, LLC
Axiom Excavating and Grading Services, LLC
Bandmill Coal LLC
Bandytown Coal Company
Barbara Holdings Inc.
Barnabus Land Company
Belfry Coal Corporation
Big Bear Mining Company, LLC
Black Castle Mining Company, LLC
Black King Mine Development Co.
Black Mountain Cumberland Resources, LLC
Boone East Development Co., LLC
Brooks Run South Mining, LLC
Castle Gate Holding Company
Clear Fork Coal Company
Coal Gas Recovery II, LLC
Contura CAPP Land, LLC
Contura Excavating & Grading, LLC
Contura Freeport, LLC
Contura Mining Holding, LLC
Crystal Fuels Company
Cumberland Coal Resources, LP
Dehue Coal Company
Delbarton Mining Company, LLC

Delta Mine Holding Company
DFDSTE, LLC
Dickenson-Russell Coal Company, LLC
Dickenson-Russell Contura, LLC
Dickenson-Russell Land and Reserves, LLC
DRIH Corporation
Duchess Coal Company
Eagle Energy, Inc.
Elk Run Coal Company, LLC
Emerald Coal Resources, LP
Enterprise Mining Company, LLC
Esperanza Coal Co., LLC
Foundation Mining, LLC
Foundation PA Coal Company, LLC
Foundation Royalty Company
Freeport Mining, LLC
Freeport Resources Company, LLC
Goals Coal Company
Green Valley Coal Company, LLC
Greyeagle Coal Company
Harlan Reclamation Services LLC
Herndon Processing Company, LLC
Highland Mining Company
Hopkins Creek Coal Company
Independence Coal Company, LLC
Jacks Branch Coal Company
Jay Creek Holding, LLC
Kanawha Energy Company, LLC
Kepler Processing Company, LLC
Kingston Mining, Inc.
Kingwood Mining Company, LLC
Knox Creek Coal Corporation
Laxare, Inc.
Litwar Processing Company, LLC
Logan County Mine Services, Inc.
Logan I, LLC
Logan III, LLC
Long Fork Coal Company, LLC
Lynn Branch Coal Company, Inc.
Maple Meadow Mining Company, LLC
Marfork Coal Company, LLC
Marshall Land LLC
Martin County Coal, LLC
Maxxim Rebuild Co., LLC
Maxxim Shared Services, LLC
Maxxum Carbon Resources, LLC
McDowell-Wyoming Coal Company, LLC
Mill Branch Coal, LLC
New Ridge Mining Company
Neweagle Industries, Inc.
Nicewonder Contracting, Inc.
Nicholas Contura, LLC
North Fork Coal Corporation
Old ANR, LLC
Omar Mining Company, LLC
Paramont Coal Company Virginia, LLC
Paramont Contura, LLC
Paynter Branch Mining, Inc.
Peerless Eagle Coal Co., LLC

Pennsylvania Land Holdings Company, LLC
Pennsylvania Land Resources Holding Company, LLC
Pennsylvania Land Resources, LLC
Pennsylvania Services, LLC
Performance Coal Company, LLC
Peter Cave Mining Company
Pigeon Creek Processing Corporation
Pilgrim Mining Company, Inc.
Pioneer Fuel Corporation
Plateau Mining, LLC
Power Mountain Coal Company, LLC
Power Mountain Contura, LLC
Premium Energy, LLC
Rawl Sales & Processing Co., LLC
Republic Energy, LLC
Resource Development LLC
Resource Insurance Company, Inc.
Resource Land Company LLC
River Processing, LLC
Riverside Energy Company, LLC
Riverton Coal Production, LLC
Road Fork Development Company, LLC
Robinson-Phillips Coal Company
Rockspring Development, Inc.
Rostraver Energy Company
Rum Creek Coal Sales, Inc.
Russell Fork Coal Company
Shannon-Pocahontas Coal Corporation
Shannon-Pocahontas Mining Company
Sidney Coal Company, LLC
Spartan Mining Company, LLC
Stirrat Coal Company, LLC
Sycamore Fuels, Inc.
T. C. H. Coal Co.
Tennessee Consolidated Coal Company
Thunder Mining Company II, LLC
Trace Creek Coal Company
Twin Star Mining, Inc.
Wabash Mine Holding Company
Warrick Holding Company
West Kentucky Energy Company
White Buck Coal Company
Williams Mountain Coal Company
Wyomac Coal Company, Inc.